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                                                                      EXHIBIT 15


                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all of the undersigned that this Amendment No. 2 to Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of ChipPAC, Inc. is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  November 13, 2003

                                      CITICORP MEZZANINE III, L.P.
                                      By:  Citicorp Capital Investors Limited,
                                           its General Partner

                                      By:      /s/ Anthony P. Mirra
                                         ---------------------------------------
                                         Name:   Anthony P. Mirra
                                         Title:  Vice President


                                      CITICORP CAPITAL INVESTORS, LIMITED

                                      By:      /s/ Anthony P. Mirra
                                         ---------------------------------------
                                         Name:   Anthony P. Mirra
                                         Title:  Vice President


                                      CITICORP VENTURE CAPITAL LTD.

                                      By:      /s/ Anthony P. Mirra
                                         ---------------------------------------
                                         Name:   Anthony P. Mirra
                                         Title:  Vice President and
                                                 Assistant Secretary


                                      CITIBANK, N.A.

                                      By:      /s/ Serena D. Moe
                                         ---------------------------------------
                                         Name:   Serena D. Moe
                                         Title:  Assistant Secretary

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                                      CITICORP

                                      By:      /s/ Serena D. Moe
                                         ---------------------------------------
                                         Name: Serena D. Moe
                                         Its:  Assistant Secretary


                                      CITIGROUP HOLDINGS COMPANY

                                      By:      /s/ Serena D. Moe
                                         ---------------------------------------
                                         Name: Serena D. Moe
                                         Its:  Assistant Secretary


                                      CITIGROUP INC.

                                      By:      /s/ Serena D. Moe
                                         ---------------------------------------
                                         Name: Serena D. Moe
                                         Its:  Assistant Secretary